Exhibit 99.1
Merrill Lynch & Co., Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Financial Statements
The accompanying unaudited pro forma condensed consolidated financial statements have been prepared to reflect the merger of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and Banc of America Securities Holdings Corporation (“BAS Holdings,” and together with its subsidiaries “BASH”), with Merrill Lynch as the surviving entity. Merrill Lynch and BAS Holdings are both wholly-owned subsidiaries of Bank of America Corporation (“Bank of America”). No consideration was paid by Merrill Lynch in connection with the merger. Banc of America Securities LLC (“BAS”), a Delaware limited liability company and a wholly-owned subsidiary of BAS Holdings, is registered as a broker-dealer and an investment advisor with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority and various exchanges. Subsequent to the merger, BAS was merged into Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned broker-dealer subsidiary of Merrill Lynch.
In accordance with the accounting guidance for business combinations involving entities under common control, Merrill Lynch’s consolidated financial statements will include the historical results of BASH as if the merger had occurred as of January 1, 2009, the date at which both entities were first under the common control of Bank of America. The assets and liabilities acquired in connection with the BASH merger will be recorded at their historical carrying values. The merger was completed on November 1, 2010.
The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2009 and for the six months ended June 30, 2010 and June 30, 2009 give effect to the merger as if it had occurred on January 1, 2009. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 gives effect to the merger as if it had occurred as of that date. The unaudited pro forma condensed consolidated financial statements are subject to the assumptions and adjustments set forth in the accompanying notes. Merrill Lynch’s management believes that the assumptions used and adjustments made are reasonable. The unaudited pro forma condensed consolidated financial statements are for illustrative and informational purposes only and are not intended to represent, or be indicative of, what Merrill Lynch’s consolidated results of operations or financial position would have been had the transaction occurred on the dates indicated. Further, the unaudited pro forma condensed consolidated financial statements should not be considered representative of Merrill Lynch’s future consolidated financial position or results of operations.
The unaudited pro forma condensed consolidated financial statements should be read in conjunction with:
•	The accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•	Merrill Lynch’s Annual Report on Form 10-K for the year ended December 31, 2009; and

•	Merrill Lynch’s Quarterly Report on Form 10-Q for the quarterly periods ended June 30, 2010 and March 31, 2010.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

	June 30, 2010
	Merrill Lynch	BASH	Eliminations, Reclassifications		Merrill Lynch
(dollars in millions)	Historical (a)	Historical (b)	and Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$15,778	$72	$(16	)(d)	$15,834
Cash and securities segregated for regulatory purposes or deposited with clearing organizations	11,542	1,035	(1,010	)(d)	11,567
Securities financing transactions
Receivables under resale agreements	88,993	134,048	(11,788	)(c)	157,372
			(53,881	)(d)
Receivables under securities borrowed transactions	51,455	21,831	(6,007	)(c)	67,279

	140,448	155,879	(71,676)		224,651

Trading assets, at fair value	147,453	65,594	(13	)(d)	213,034
Investment securities	24,195	—	13	(d)	24,208
Securities received as collateral, at fair value	20,952	—	—		20,952
Receivables from Bank of America	34,364	—	(5,927	)(c)	83,439
			55,002	(d)
Other receivables	36,847	12,860	(223	)(c)	49,496
			12	(d)
Loans, notes, and mortgages	32,576	—	—		32,576
Equipment and facilities, net	1,847	—	—		1,847
Goodwill and other intangible assets	8,791	985	—		9,776
Other assets	17,638	216	(470	)(d)	17,384

Total Assets	$492,431	$236,641	$(24,308)		$704,764

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

	June 30, 2010
	Merrill Lynch	BASH	Eliminations, Reclassifications		Merrill Lynch
(dollars in millions)	Historical (a)	Historical (b)	and Adjustments		Pro Forma
LIABILITIES
Securities financing transactions
Payables under repurchase agreements	$83,134	$169,791	$(5,895	)(c)	$232,498
			(14,532	)(d)
Payables under securities loaned transactions	13,474	773	(97	)(c)	14,150

	96,608	170,564	(20,524)		246,648

Short-term borrowings	6,801	15,386	(3,020	)(d)	19,167
Deposits	12,961	—	—		12,961
Trading liabilities, at fair value	84,986	30,851	—		115,837
Obligation to return securities received as collateral, at fair value	20,952	—	—		20,952
Payables to Bank of America	25,584	—	(18,633	)(c)	27,945
			20,994	(d)
Other payables	65,497	9,811	680	(c)	75,445
			(477	)(d)
			(66	)(e)
Long-term borrowings	131,734	3,328	(3,328	)(d)	131,734
Junior subordinated notes (related to trust preferred securities)	3,563	—	—		3,563

Total Liabilities	448,686	229,940	(24,374)		654,252

STOCKHOLDERS’ EQUITY	43,745	6,701	66	(e)	50,512

Total Liabilities and Stockholders’ Equity	$492,431	$236,641	$(24,308)		$704,764

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(a)	Reflects Merrill Lynch’s historical condensed consolidated balance sheet.

(b)	Reflects BASH’s historical condensed consolidated balance sheet.

(c)	Reflects the elimination of intercompany balances between Merrill Lynch and BASH.

(d)	Reflects reclassifications of BASH’s historical information to conform to Merrill Lynch’s condensed consolidated balance sheet presentation.

(e)	Reflects the recalculation of income tax liabilities as of June 30, 2010.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)

	Year Ended December 31, 2009
	Merrill Lynch	BASH	Eliminations, Reclassifications		Merrill Lynch
(dollars in millions)	Historical (a)	Historical (b)	and Adjustments		Pro Forma
Revenues
Principal transactions	$3,953	$1,329	$(162	)(d)	$5,120
Commissions	5,885	31	92	(d)	6,008
Managed accounts and other fee-based revenues	4,315	—	—		4,315
Investment banking	3,573	1,985	—		5,558
Earnings from equity method investments	1,686	—	(7	)(d)	1,679
Other	3,242	114	4	(c)	3,403
			43	(d)

Subtotal	22,654	3,459	(30)		26,083
Interest and dividend revenues	11,405	4,121	(93	)(c)	15,467
			34	(d)
Less interest expense	10,773	1,361	(93	)(c)	12,041

Net interest profit	632	2,760	34		3,426

Revenues, net of interest expense	23,286	6,219	4		29,509

Non-interest expenses
Compensation and benefits	12,040	1,271	20	(d)	13,331
Communications and technology	1,918	72	25	(d)	2,015
Occupancy and related depreciation	1,189	126	—		1,315
Brokerage, clearing, and exchange fees	1,046	349	(308	)(d)	1,087
Advertising and market development	363	—	33	(d)	396
Professional fees	607	84	78	(d)	769
Office supplies and postage	161	—	12	(d)	173
Other	2,064	226	4	(c)	2,434
			140	(d)

Total non-interest expenses	19,388	2,128	4		21,520

Pre-tax earnings from continuing operations	3,898	4,091	—		7,989
Income tax (benefit) expense	(838)	1,487	—		649

Net earnings from continuing operations	$4,736	$2,604	$—		$7,340

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)

	Six Months Ended June 30, 2010
	Merrill Lynch	BASH	Eliminations, Reclassifications		Merrill Lynch
(dollars in millions)	Historical (a)	Historical (b)	and Adjustments		Pro Forma
Revenues
Principal transactions	$5,318	$853	$(33	)(d)	$6,138
Commissions	2,927	—	39	(d)	2,966
Managed accounts and other fee-based revenues	2,212	—	—		2,212
Investment banking	1,383	1,091	—		2,474
Earnings from equity method investments	377	—	—		377
Other	2,303	53	(22	)(d)	2,334

Subtotal	14,520	1,997	(16)		16,501
Interest and dividend revenues	2,817	1,937	(30	)(c)	4,740
			16	(d)
Less interest expense	4,093	914	(30	)(c)	4,977

Net interest (expense) profit	(1,276)	1,023	16		(237)

Revenues, net of interest expense	13,244	3,020	—		16,264

Non-interest expenses
Compensation and benefits	7,320	767	—		8,087
Communications and technology	922	39	12	(d)	973
Occupancy and related depreciation	623	79	—		702
Brokerage, clearing, and exchange fees	542	112	(104	)(d)	550
Advertising and market development	179	—	20	(d)	199
Professional fees	321	37	36	(d)	394
Office supplies and postage	77	—	—		77
Other	1,102	66	36	(d)	1,204

Total non-interest expenses	11,086	1,100	—		12,186

Pre-tax earnings from continuing operations	2,158	1,920	—		4,078
Income tax expense	529	708	(66	)(e)	1,171

Net earnings from continuing operations	$1,629	$1,212	$66		$2,907

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)

	Six Months Ended June 30, 2009
			Eliminations,
	Merrill Lynch	BASH	Reclassifications		Merrill Lynch
(dollars in millions)	Historical (a)	Historical (b)	and Adjustments		Pro Forma
Revenues
Principal transactions	$4,086	$797	$(51	)(d)	$4,832
Commissions	3,006	—	76	(d)	3,082
Managed accounts and other fee-based revenues	2,220	—	—		2,220
Investment banking	1,468	996	—		2,464
Earnings from equity method investments	94	—	(3	)(d)	91
Other	1,068	68	(22	)(d)	1,114

Subtotal	11,942	1,861	—		13,803
Interest and dividend revenues	6,826	2,224	(48	)(c)	9,002
Less interest expense	6,424	694	(48	)(c)	7,070

Net interest profit	402	1,530	—		1,932

Revenues, net of interest expense	12,344	3,391	—		15,735

Non-interest expenses
Compensation and benefits	6,689	963	15	(d)	7,667
Communications and technology	897	42	10	(d)	949
Occupancy and related depreciation	585	64	3	(d)	652
Brokerage, clearing, and exchange fees	532	242	(212	)(d)	562
Advertising and market development	161	—	18	(d)	179
Professional fees	255	31	38	(d)	324
Office supplies and postage	80	—	7	(d)	87
Other	957	151	121	(d)	1,229

Total non-interest expenses	10,156	1,493	—		11,649

Pre-tax earnings from continuing operations	2,188	1,898	—		4,086
Income tax expense	479	682	(97	)(e)	1,064

Net earnings from continuing operations	$1,709	$1,216	$97		$3,022

See Notes to Unaudited Pro Forma Condensed Statements of Income.

MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(a)	Reflects Merrill Lynch’s historical condensed consolidated statements of income.
(b)	Reflects BASH’s historical condensed consolidated statements of income.
(c)	Reflects the elimination of intercompany balances between Merrill Lynch and BASH.
(d)	Reflects reclassification of BASH’s historical information to conform to Merrill Lynch’s condensed consolidated statement of income presentation.
(e)	Reflects the recalculation of income tax expense for the six months ended June 30, 2010 and June 30, 2009.